UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 12, 2003
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                               Farrel Corporation
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             (Exact name of registrant as specified in its chapter)

            Delaware                       0-19703               22-2689245
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  (State or other jurisdiction         (Commission              IRS Employer
       of incorporation)               File Number)          Identification No.)

   25 Main Street, Ansonia, Connecticut                           06401
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c(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code  203 736 5500
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(Former name or former address, if changed since last report)

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Item 12. Disclosure of Results of Operations and Financial Condition.

On November 12, 2003, Farrel Corporation (the "Company") issued a press release setting forth certain financial data related to the Company's 2003 financial results for the three month and nine month periods ended September 28, 2003. A copy of the Company's press release is attached hereto as Exhibit (99) and is incorporated herein by reference.

                                   SIGNATURES
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PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                            FARREL CORPORATION
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                                            REGISTRANT

DATE:      11/12/03               /s/Walter C. Lazarcheck
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                                  WALTER C. LAZARCHECK
                                  VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                                  (CHIEF ACCOUNTING OFFICER)